AMENDMENT NO. 2
TO REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of March 24, 2015, among SOUTHWEST GAS CORPORATION, a California corporation (the “Borrower”), each of the lenders parties to the Revolving Credit Agreement referred to below (collectively, the “Lenders”), and THE BANK OF NEW YORK MELLON, as Administrative Agent (the “Administrative Agent”).

RECITALS

A.           The Borrower, the Lenders and the Administrative Agent are parties to the Revolving Credit Agreement, dated as of March 15, 2012 (as amended by Amendment No. 1 to Revolving Credit Agreement, dated as of March 25, 2014, the “Credit Agreement”), pursuant to which the Lenders agreed to make Loans to the Borrower on the terms and conditions set forth therein.  Capitalized terms used herein that are not herein defined shall have the meanings ascribed thereto by the Credit Agreement.

B.           The Borrower has requested that the Lenders agree to (i) extend the Termination Date from March 25, 2019 to March 25, 2020 and (ii) amend Section 2.03(e) of the Credit Agreement in the manner set forth in this Amendment.  The Lenders are willing to so amend the Credit Agreement upon the terms and conditions herein contained.

THEREFORE, in consideration of the recitals and the terms and conditions herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is agreed that:

1. On and as of the Amendment No. 2 Effective Date (as defined below), the Credit Agreement is hereby amended by adding in appropriate alphabetical order the following definitions in Section 1.01(c) thereof:

“Amendment No. 2” means that certain Amendment No. 2 to Revolving Credit Agreement dated as of March 24, 2015 among the Borrower, the lenders party thereto, and the Administrative Agent.

“Amendment No. 2 Effective Date” means March 24, 2015.

2. On and as of the Amendment No. 2 Effective Date, the Credit Agreement is hereby further amended by deleting the text of the definition of “Termination Date” in its entirety and substituting the following therefor:

“Termination Date” means March 25, 2020, as may be extended pursuant to Section 2.03(e), or such earlier date on which the Revolving Credit Notes shall become due and payable, whether by acceleration or otherwise.

3. On and as of the Amendment No. 2 Effective Date, the Credit Agreement is hereby further amended by deleting “Amendment No. 1 Effective Date” in Section 2.03(e) of the Credit Agreement and substituting “Amendment No. 2 Effective Date” therefor.

4. This Amendment shall be effective as of March 24, 2015 (the “Amendment No. 2 Effective Date”), provided that each of the following conditions precedent has been fulfilled by such date:

(a) Evidence of Action.  The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower, dated the date of this Amendment, certifying and/or attaching thereto (i) all amendments, if any, to the articles of incorporation of the Borrower since March 25, 2014, certified by the Secretary of State of California as of a recent date and by the Secretary or Assistant Secretary of the Borrower (or if there have been none, a certification to such effect) and all amendments, if any, to the bylaws of the Borrower since March 25, 2014, certified by the Secretary or Assistant Secretary of the Borrower (or if there have been none, a certification to such effect), (ii) certificates of good standing for the Borrower from each of the Secretary of State of California and the Secretaries of State of the states where the Borrower conducts its principal operations, certifying that the Borrower is in good standing in such states, such certificates to be dated reasonably near the date of this Amendment, (iii) copies of the resolutions of the board of directors of the Borrower approving and authorizing the execution, delivery and performance by the Borrower of this Amendment and (iv) the names and true signatures of the officers of the Borrower authorized to sign this Amendment and any certificates or other documents, to be delivered in connection herewith.

(b) This Amendment.  The Administrative Agent shall have received this Amendment executed by a duly authorized officer of the Borrower, and consented to by each Lender.

(c) Fees and Expenses.  The Borrower shall have paid (i) the reasonable fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation and closing of this Amendment and all documents executed and delivered in connection herewith and (ii) the fees and other amounts required to be

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paid to the Administrative Agent and the Lenders on the Amendment No. 2 Effective Date pursuant to that certain fee letter dated as of March 5, 2015 between The Bank of New York Mellon and the Borrower.

(d) Compliance.  After giving effect to this Amendment, (i) the Borrower shall be in compliance in all material respects with all of the terms, covenants and conditions of the Credit Documents as amended hereby, (ii) there shall exist no Default or Event of Default and (iii) the representations and warranties contained in the Credit Documents as amended hereby shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except to the extent that any representation or warranty speaks as of a certain date).

5. The Borrower hereby reaffirms and admits the validity and enforceability of the Credit Documents and all of its obligations thereunder, agrees and admits that it has no defenses to or offsets against any of the obligations under the Credit Documents, and represents and warrants that (i) the Recitals to this Amendment are true and correct, (ii) there exists no Default or Event of Default and (iii) the representations and warranties contained in the Credit Documents are true and correct in all material respects on and as of the date hereof, except those representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

6. In all other respects the Credit Agreement and the other Credit Documents shall remain in full force and effect, and no amendment of any term or condition of the Credit Agreement herein contained shall be deemed to be an amendment of any other term or condition contained in the Credit Agreement or any other Credit Document or constitute a waiver of any Default or Event of Default.

7. The Borrower agrees to pay the reasonable fees and expenses of the Administrative Agent’s counsel in connection with this Amendment and all documents executed and delivered in connection herewith in accordance with Section 4.06(a) of the Credit Agreement.

8. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy or email), and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank; signature pages follow]

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The Borrower, the Lenders and the Administrative Agent have caused this Amendment to be duly executed as of the date first above written.
SOUTHWEST GAS CORPORATION

By:	/S/ KENNETH J. KENNY
	Name:	Kenneth J. Kenny
	Title:	Vice President/Finance/Treasurer

[Signature Page to Amendment No. 2]

THE BANK OF NEW YORK MELLON, as a Lender and as Administrative Agent

By:	/S/ MARK W. ROGERS
	Name:	Mark W. Rogers
	Title:	Vice President

[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/S/ JUSTIN MARTIN
	Name:	Justin Martin
	Title:	Authorized Officer

[Signature Page to Amendment No. 2]

BANK OF AMERICA, N.A., as a Lender

By:	/S/ MICHELE GORDON
	Name:	Michele Gordon
	Title:	SVP

[Signature Page to Amendment No. 2]

MUFG UNION BANK, N.A. (f/k/a UNION BANK, N.A.), as a Lender

By:	/S/ LINDSAY MINNEMAN
	Name:	Lindsay Minneman
	Title:	Vice President

[Signature Page to Amendment No. 2]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/S/ KEVEN D. SMITH
	Name:	Keven D. Smith
	Title:	Senior Vice President

[Signature Page to Amendment No. 2]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/S/ YANN BLINDERT
	Name:	Yann Blindert
	Title:	Director

[Signature Page to Amendment No. 2]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/S/ HOLLAND H. WILLIAMS
	Name:	Holland H. Williams
	Title:	VICE PRESIDENT

[Signature Page to Amendment No. 2]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/S/ JOHN LASCODY
	Name:	John Lascody
	Title:	Vice President

[Signature Page to Amendment No. 2]